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                                  EXHIBIT 10.8



                                   ASSIGNMENT


         For One Hundred Ten Thousand and No/100 Dollars ($110,000.00), Concorde Gaming Corporation (the "Assignor"), a Colorado corporation, does hereby sell, transfer, assign and set over to BHL Capital Corporation 3290 Street, P.O. Box 505, Rapid City, South Dakota 57709, its successors and assigns, all of the Assignor's right, title and interest in and to that certain Secured Promissory Note dated August 1, 1989 and in the amount of $460,763.00 payable to the order of Bruce H. Lien, or his assigns, by the Super Seer Corporation, mailing address being P.O. Box 700, Evergreen, Colorado 80439.

         IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed at Rapid City, South Dakota, this 23rd day of December, 1997.


                                       CONCORDE GAMING CORPORATION


                                       /s/ David L. Crabb
                                       David L. Crabb, CFO and Treasurer


Witnessed by:
              --------------------
                  (Print Name)


              --------------------
                  (Signature)

Date:
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